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                                                                   Exhibit 10.14


               FIRST AMENDMENT TO VALUE ADDED MARKETING AGREEMENT

         This AMENDMENT TO VALUE ADDED MARKETING AGREEMENT (the "Amendment"), dated as of March 3, 1999, is entered into by and between HIE, Inc. (formerly Healthdyne Information Enterprises, Inc.) ("HIE"), a Georgia corporation, and HBO & Company of Georgia ("HBOC"), a Delaware corporation.

         WHEREAS, HIE and HBOC are parties to that certain Value Added Marketing Agreement dated as of __________, 1998 (the "Agreement"), pursuant to which, among other things, HIE has granted to HBOC a license to integrate the Cloverleaf Integration Engine Tool with HBOC proprietary software; and

         WHEREAS, the parties desire to amend the Agreement in order to modify certain provisions with respect to EMPI products;

         NOW, THEREFORE, in consideration of the mutual promises set forth below and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows (capitalized terms not otherwise defined to have the meanings ascribed thereto in the Agreement):

         1. Section 6.2 of the Agreement be and hereby is deleted in its entirety, and the following be and hereby is substituted in lieu thereof:

                   6.2 HBOC and Business Partner are both currently in the process of developing and marketing solutions that, generally, may be described as "enterprise master patient index" (EMPI) solutions. By execution of this Agreement, the parties agree to reduce the potential for channel conflict and further the business relationship by exploring additional avenues to work together. The parties will use reasonable efforts to share the necessary and appropriate information about their respective EMPI products and strategies in order to enter into a mutually acceptable agreement.

         2. Except as specifically amended herein, the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Amendment as of the date first written above.

HIE, INC.                              HBO & COMPANY OF GEORGIA

By: /s/Robert Murrie                   By: /s/Albert J. Bergonzi
    ----------------------------           -----------------------------
    Name:    Robert Murrie                 Name:    Albert J. Bergonzi
    Title:   President                     Title:   President

Date: 3/3/99                            Date: 3/3/99
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